UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 30, 2024
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
Resource Planning
On May 30, 2024, the Minnesota Public Utilities Commission (MPUC) approved Otter Tail Power Company’s 2022 to 2036 Integrated Resource Plan. Otter Tail Power Company is a wholly-owned subsidiary of Otter Tail Corporation. Consistent with MPUC practice, the decision was made during deliberations by oral vote and is subject to the issuance of a final written order.
The MPUC:
–Directed Otter Tail Power to procure the following generation resources, subject to additional regulatory review and approval:
–200 to 300 megawatts of solar generation by November 1, 2027, or as soon as practicable thereafter,
–150 to 200 megawatts of wind generation by December 31, 2029, or as soon as practicable thereafter,
–20 to 75 megawatts of battery storage by December 31, 2029, or as soon as practicable thereafter;
–Approved the project to add on-site liquified natural gas storage at Otter Tail Power’s Astoria Station natural gas plant by 2027. This project remains subject to North Dakota regulatory approval;
–Directed Otter Tail Power to designate the Minnesota share of the jointly-owned Coyote Station coal-fired plant as an Available Maximum Energy (AME) resource beginning as soon as June 1, 2026 and ending no later than December 2031. If the designation as an AME resource is found to not be feasible, then Minnesota customers shall not continue to pay for or depend on capacity or energy from Coyote Station past 2028; and
–Directed Otter Tail Power to commence activities to no longer serve Minnesota customers with capacity or energy from Coyote Station as soon as feasible and no later than December 31, 2031.
Under the MPUC’s order, Otter Tail Power will file its next Integrated Resource Plan in May 2026. In this filing, the company will include, among other options, an analysis considering the continued operation of Big Stone Plant with AME.
Forward-looking Statements
Except for historical information contained here, the statements in this Current Report on Form 8-K are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “could,” “estimate,” “if,” “may,” “plan,” “shall,” “should,” “will,” and similar words and expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of management. Forward-looking statements made herein, which include future investments and capital expenditures, and expectations regarding regulatory proceedings, as well as other assumptions and statements, involve known and unknown risks and uncertainties that may cause our actual results in current or future periods to differ materially from the forecasted assumptions and expected results. The Company’s risks and uncertainties include, among other things, long-term investment risk, seasonal weather patterns and extreme weather events, the impact of government legislation and regulation including foreign trade policy and environmental laws and regulations, the impact of climate change including compliance with legislative and regulatory changes to address climate change, operational and economic risks associated with our electric generating facilities, risks associated with energy markets, the availability and pricing of resource materials, expectations regarding regulatory proceedings, including state utility commission approval of resource plans, assigned service areas, the siting and construction of major facilities, capital structure, and allowed customer rates, and changing macroeconomic and industry conditions that impact demand for our products, pricing and margins. These and other risks are more fully described in our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, as updated in subsequently filed Quarterly Reports on Form 10-Q, as applicable. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any obligation to update any forward-looking information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: June 5, 2024	By:	/s/ Todd R. Wahlund
Todd R. Wahlund
Vice President and Chief Financial Officer